EXHIBIT 10.1 - DEBT CONVERSION AGREEMENT


                            DEBT CONVERSION AGREEMENT

         This Debt Conversion Agreement made as of this 10th day of May, 2004 between PetCARE Television Network, Inc., a Florida corporation (the "Company") having a principal place of business at 8406 Benjamin Road, Suite C, Tampa, Florida 33634 and Victus Capital, LP ("Lender") having an address at 25 East 78th Street, New York, New York 10021.

         WHEREAS, Lender loaned the Company $1,000,000 on February 13, 2004, as evidenced by a Promissory Note and Note Purchase Agreement (the "Loan"); and

         WHEREAS, to insure that interest payments were made pursuant to the Loan $250,000 was deposited into an interest-bearing escrow account supervised by Jenkins & Gilchrist Parker Chapin LLP ("Escrow Agent"); and

         WHEREAS, Lender is willing to accept the Company's securities as interest in lieu of the $250,000 in cash being held by the Escrow Agent.

         NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

         1. Issuance of Securities.

                  (a) Lender agrees to accept 357,143 shares (at $.70 per share) of the Company's common stock $.0005 par value ("Shares") and 714,286 Common Stock Purchase Warrants ("Warrants") in lieu of the payment of $250,000 in interest. Each Warrant is exercisable into the Company's common stock a $1.00 per share. The Warrants are exercisable at any time for five years from the date of issuance.

                  (b) The certificates, in due and proper form, representing the Shares, Warrants and the shares underlying the Warrants will bear a legend substantially in the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT".


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         2. RELEASE OF FUNDS FROM ESCROW.

         Upon the delivery of this Agreement and the Shares and Warrants, the Lender will instruct the Escrow Agreement to wire the $250,000 plus earned interest directly to the Company.

         3. Lender's Representations and Warranties.

         The Lender hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

                  (a) The Lender is acquiring the Shares and Warrants for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares and Warrants.

                  (b) The Lender acknowledges its understanding that the issuance of the Shares and Warrants is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

                  (c) The Lender has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

                  (d) The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

                  (e) The Lender has made an independent investigation of the Company's business, been provided an opportunity to obtain additional information concerning the Company he deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

                  (f) The Lender represents, warrants and agrees that it will not sell or otherwise transfer the Shares or Warrants unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Shares and Warrants or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Lender also understands that the Company is under no obligation to register the Shares or Warrants on its behalf or to assist the Lender in complying with any exemption from registration under the Act. The Lender further understands that sales or transfers of the Shares or Warrants or underlying securities are restricted by the provisions of state securities laws.


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                  (g) The foregoing  representations,  warranties and agreements shall survive the delivery of the Shares and Warrants under the Agreement.

         4. Company Representations and Warranties.

         The Company hereby acknowledges, represents and warrants to, and agrees with the Lender as follows:

                  (a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

                  (b) Subject to the performance by the Lenders of its obligations under this Agreement and the accuracy of the representations and warranties of the Lender, the issuance of the Shares and Warrants will be exempt from the registration requirements of the Act.

                  (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

                  (d) The foregoing representations, warranties and agreements shall survive the Closing.

         5. Miscellaneous.

                  (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

                  (c) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on


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all the parties,  notwithstanding  that all parties are not  signatories  to the same counterpart.

                  (d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

                  (e) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                  (f) Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

         IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.


                                       PETCARE TELEVISION NETWORK, INC.


                                       By: /s/ Philip M. Cohen
                                           ---------------------------------
                                           Philip M. Cohen, President and CEO


                                       VICTUS CAPITAL, LP


                                       By: /s/ Shad Stastney
                                           ---------------------------------
                                           Shad Stastney, Managing Director


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